UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                 Date of Report:  August 10, 2004
        (Date of Earliest Event Reported:  August 10, 2004)




                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware            1-14365             76-0568816
 (State or other     (Commission File     (I.R.S. Employer
 jurisdiction of         Number)        Identification No.)
 incorporation or
  organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600



Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------
     On August 10, 2004, we announced that we expect to file our 2003 Form 10-K before the end of the third quarter of 2004. We also announced that we had received additional waivers on our $3-billion revolving credit facility and certain other financings. In connection with these waivers, we amended the $3-billion revolving credit facility to (i) limit our ability and that of our consolidated subsidiaries to repay indebtedness that is not scheduled to occur before June 30, 2005 (the maturity date under such revolving credit facility) and (ii) modify one of the events of default under the credit facility. These waivers provide us with an extension until September 30, 2004 to file our 2003 Form 10- K and until November 30, 2004 to file our first and second quarter 2004 Form 10-Q's. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference. A copy of the full bank amendment is attached as Exhibit 99.B and is incorporated herein by reference.

     On August 23, 2004, we will host a webcast at 10:00 a.m. EST to further discuss the impact of the restatement and to provide a financial and operational update.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
          (c)  Exhibits.

               Exhibit
               Number      Description
               -------     -----------
                99.A       Press Release dated August 10, 2004.

                99.B Second Amendment to the $3,000,000,000 Revolving Credit Agreement and Third Waiver dated as of August 6, 2004 among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, ANR Pipeline Company and Colorado Interstate Gas Company, as Borrowers, the Lenders party hereto and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V.
                           and   Citicorp  North  America,   Inc.,   as
                           Co-Documentation  Agents, Bank  of  America,
                           N.A. and Credit Suisse First Boston, as  Co-
                           Syndication Agents.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:     /s/ Jeffrey I. Beason
                                 -------------------------------
                                        Jeffrey I. Beason
                                      Senior Vice President
                                          and Controller
                                  (Principal Accounting Officer)

Dated:  August 10, 2004

                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.A        Press Release dated August 10, 2004.

      99.B Second Amendment to the $3,000,000,000 Revolving Credit Agreement and Third Waiver dated as of August 6, 2004 among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, ANR Pipeline Company and Colorado Interstate Gas Company, as Borrowers, the Lenders party hereto and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V.
                  and   Citicorp  North  America,   Inc.,   as
                  Co-Documentation  Agents, Bank  of  America,
                  N.A. and Credit Suisse First Boston, as  Co-
                  Syndication Agents.